SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2018

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

        Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                   (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

                                        Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement

On May 25, 2018, Air T, Inc.’s (the “Company”) wholly-owned subsidiaries Worthington Acquisition, LLC, Worthington Aviation, LLC and Worthington MRO, LLC, as Borrowers, completed a loan transaction with Minnesota Bank & Trust (“MBT”) pursuant to which Borrowers obtained from MBT a new revolving loan in the amount of up to $1,500,000 (the “Revolving Loan”) and new term loan in the amount of $3,400,000 (the “Term Loan” and together with the Revolving Loan, the “Loans”).  The entire loan proceeds were disbursed by MBT on May 25, 2018 and were used to reduce amounts previously advanced on Air T’s line of credit financing with MBT. Until the Term Loan is paid in full and certain other conditions met, the Company guaranteed up to $3,000,000 of the Loans.  The guaranty is thereafter reduced to $1,500,000. The interest rate on Term Loan floats at a rate equal to the one month LIBOR rate plus 2.5% and the interest rate on the Revolving Loan floats at a rate equal to the one month LIBOR rate plus 2.0%.  The Loans mature on November 30, 2019, at which time the entire unpaid balance of the Loans will be due and payable in full.  In addition, the loan agreement contains affirmative and negative covenants and the loans are secured by a first lien on all of the assets of the Borrowers and a pledge of certain assets held by Stratus Aero Partners, LLC, a subsidiary of the Company.

The above discussion is qualified in its entirety by reference to the Form of Loan Agreement, Form of Revolving Loan Note, Form of Term Loan Note, Form of Pledge Agreement and Form of Guaranty filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 filed herewith, which are incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

Exhibit	Description

10.1	Form of Loan Agreement between Worthington Acquisition, LLC, Worthington Aviation, LLC and Worthington MRO, LLC, as Borrowers and Minnesota Bank & Trust.

10.2	Form of Revolving Loan Note in the amount of $1,500,000 between Worthington Acquisition, LLC, Worthington Aviation, LLC and Worthington MRO, LLC, as Borrowers and Minnesota Bank & Trust.

10.3	Form of Term Loan Note in the principal amount of $3,400,000 between Worthington Acquisition, LLC, Worthington Aviation, LLC and Worthington MRO, LLC, as Borrowers to Minnesota Bank & Trust.

10.4	Form of Stratus Aero Partners, LLC Pledge Agreement.

10.5	Form of Air T, Inc. Guaranty.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2018

AIR T, INC.

By: /s/ Brett A. Reynolds

       Brett A. Reynolds, Vice President-Finance,

       Chief Financial Officer and Treasurer

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